EARNINGS PER SHARE (EPS)	12 Months Ended
Dec. 29, 2017
EARNINGS PER SHARE (EPS)
EARNINGS PER SHARE (EPS)

5. EARNINGS PER SHARE (“EPS”)

Basic EPS is computed by dividing net income available to common stockholders by the weighted‑average number of common shares outstanding. Diluted EPS is computed by dividing net income by the weighted‑average number of common shares outstanding and dilutive potential common shares for the period. Potential common shares include the weighted‑average dilutive effects of outstanding stock options and restricted stock awards using the treasury stock method.

The following table sets forth the number of weighted‑average common shares outstanding used to compute basic and diluted EPS:

	Fiscal Year

	2017	2016	2015
Net income	$12,129,000	$8,299,000	$4,259,000
Weighted-average common shares outstanding	8,541,000	8,219,000	7,834,000
Effect of dilutive stock options and restricted stock awards	614,000	346,000	279,000
Weighted-average common shares outstanding-diluted	9,155,000	8,565,000	8,113,000
Earnings per share:
Basic	$1.42	$1.01	$0.54
Diluted	$1.32	$0.97	$0.52

For the fiscal year ended December 29, 2017, 114,600 options were excluded from the calculation of dilutive potential common shares, compared to 322,200 and 314,500 options, for fiscal years 2016 and 2015, respectively. These options were not included in the computation of dilutive potential common shares because the assumed proceeds per share exceeded the average market price per share for the respective periods. Accordingly, the inclusion of these options would have been anti‑dilutive.